                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:


     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).



     [X] Definitive proxy statement.


     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                          BLUE RIVER BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                              2004 NOTICE OF ANNUAL
                              SHAREHOLDERS MEETING
                                       AND
                                 PROXY STATEMENT

                    [BLUE RIVER BANCSHARES INCORPORATED LOGO]

[BLUE RIVER BANCSHARES INCORPORATED LOGO]

                                                                   April 9, 2004

Dear Shareholder,

         On behalf of our entire Board of Directors, I cordially invite you to attend our annual meeting of shareholders on May 13, 2004. At the meeting, we will review our performance for fiscal year 2003.

         A notice of the meeting and proxy statement follow. You will also find enclosed your proxy voting card and the 2003 Annual Report. I would like to take this opportunity to remind you that your vote is important. Please take a moment now to complete, sign and date the enclosed proxy voting card and return it in the postage-paid envelope we have provided.

         I look forward to seeing you on May 13th.

                                                       Sincerely,

                                                       /s/Steven R. Abel
                                                       Steven R. Abel
                                                       Chairman

[BLUE RIVER BANCSHARES INCORPORATED  LOGO]

                               NOTICE OF THE 2004
                         ANNUAL MEETING OF SHAREHOLDERS

                                                                   April 9, 2004

         The annual meeting of shareholders of Blue River Bancshares, Inc. will be held on May 13, 2004, at 11:00 a.m., at the Shelby County Elks Club, 2660 N. Riley (Highway 9), Shelbyville, Indiana, to consider and take action on the following matters:

         1. Amendment to the Articles of Incorporation to eliminate the Indiana residency requirement for directors,

         2. Election of two directors to serve a three year term expiring in 2007,

         3. Ratfication of the appointment of Crowe Chizek and Company LLC as independent auditors for fiscal year 2004,

         4. Approval of the 2004 Stock Option Plan of Blue River Bancshares, Inc., and

         5. Transaction of any other business that is properly raised at the meeting.

         YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOUR PROPOSALS.

Shelbyville, Indiana                            /s/ D. Warren Robison
                                                D. Warren Robison
                                                Secretary

                                TABLE OF CONTENTS


                                                                                                                   Page
                                                                                                                   ----
ANNUAL MEETING INFORMATION.......................................................................................    1
         Why did I receive this proxy statement? ................................................................    1
         Who will solicit the proxies and who is paying for them? ...............................................    1
         What will occur at the annual meeting? .................................................................    1
         How many votes are necessary to amend the Articles of Incorporation? ...................................    2
         How many votes are necessary to elect the nominees for director? .......................................    2
         What if a nominee is unwilling or unable to stand for election? ........................................    2
         How many votes are necessary to approve the other matters? .............................................    3
         If my shares are held in `street name' by my broker, will my broker vote my shares for me? .............    3
         Who will count the votes? ..............................................................................    3
         How do I vote if I'm not planning to attend the annual meeting? ........................................    3
         What if I want to change my vote? ......................................................................    3
         How do I raise an issue for discussion at the annual meeting? ..........................................    4
         Where can I find the voting results of the meeting? ....................................................    4

PROPOSAL ONE --  AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE THE INDIANA RESIDENCY REQUIREMENT FOR
         DIRECTORS...............................................................................................    4

PROPOSAL TWO -- ELECTION OF DIRECTORS............................................................................    5

PROPOSAL THREE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS............................................    6

PROPOSAL FOUR --  APPROVAL OF THE 2004 STOCK OPTION PLAN OF BLUE RIVER BANCSHARES, INC...........................    7

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION..........................................................   10
         DIRECTORS OF THE COMPANY................................................................................   10
                  Who is on our Board of Directors? .............................................................   10
                  Directors Attendance at the Annual Meeting of Shareholders.....................................   14
                  Code of Conduct and Ethics.....................................................................   14
                  Shareholder Communication with the Board of Directors..........................................   14
                  How is our Board of Directors Paid? ...........................................................   15
         EXECUTIVE OFFICERS OF THE COMPANY.......................................................................   16
                  Who are our Executive Officers? ...............................................................   16
                  How are our Executive Officers Paid? ..........................................................   16
         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS..........................................   21
                  Who determines how much the executive officers are paid? ......................................   21
                  What are our goals, policies, and objectives? .................................................   22
         REPORT OF THE AUDIT COMMITTEE...........................................................................   22
                  Why are we receiving this report? .............................................................   22
                  Who are the members of the Audit Committee? ...................................................   22
                  Has the Audit Committee reviewed the Company financial statements? ............................   22
         FEES TO INDEPENDENT AUDITOR FOR FISCAL YEARS 2003 AND 2003..............................................   23
         SECURITIES OWNERSHIP OF MANAGEMENT......................................................................   24
                  How much stock do our Executive Officers and Directors own? ...................................   24
         RELATED PARTY TRANSACTIONS..............................................................................   25

APPENDIX A - 2004 Stock Option Plan of Blue River Bancshares, Inc................................................  A-1
APPENDIX B - Audit Committee Charter.............................................................................  B-1
APPENDIX C - Nominating and Corporate Governance Committee Charter...............................................  C-1

                           BLUE RIVER BANCSHARES, INC.
                            29 East Washington Street
                           Shelbyville, Indiana 46176

                                 PROXY STATEMENT

                           ANNUAL MEETING INFORMATION

         This proxy statement contains information related to the annual meeting of shareholders of Blue River Bancshares, Inc. to be held on May 13, 2004, beginning at 11:00 a.m., at the Shelby County Elks Club, 2660 N. Riley (Highway
9), Shelbyville, Indiana, and at any postponements or adjournments thereof. The proxy statement was prepared under the direction of the Company's Board of Directors to solicit your proxy for use at the annual meeting. This proxy statement and form of proxy were first mailed to shareholders on or about April 9, 2004.

         As of the close of business on March 24, 2004, the record date for determining shareholders entitled to notice of and to vote at the annual meeting, we had a total of 3,406,150 shares of common stock issued and outstanding.

WHY DID I RECEIVE THIS PROXY STATEMENT?

         On April 9, 2004, we began mailing this proxy statement to everyone who was a shareholder as of March 24, 2004. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting.

         More importantly, this proxy statement

         - includes detailed information about the matters that will be discussed and voted on at the meeting, and

         - provides you with updated information about the Company that you will need to consider in order to make an informed decision at the meeting.

WHO WILL SOLICIT THE PROXIES AND WHO IS PAYING FOR THEM?

         The cost of soliciting proxies will be borne by the Company. In addition to use of mail, proxies may be solicited personally or by telephone by directors, officers and certain employees of the Company who will not be specially compensated for such soliciting. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock and will reimburse them for the cost of forwarding the material.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

         First, we will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder

         -        is present in person, or

         - is not present in person but has voted by proxy card prior to the meeting.

A "quorum" is the presence at the meeting, in person or by proxy, of the holders of the majority of the outstanding shares. There must be a quorum for the meeting to be held. If we do not have a quorum, then we will reschedule the meeting. The new meeting date will be announced at the meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum.

         If there are enough shareholders present at the meeting, then we will vote on

         - amendment to the Articles of Incorporation to eliminate the Indiana residency requirement for directors,

         - election of two directors to serve a three year term expiring in 2007,

         - ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for fiscal year 2004,

         - approval of the 2004 Stock Option Plan of Blue River Bancshares, Inc., and

         - transaction of any other business that is properly raised at the meeting.

         On each proposal, you are entitled to one vote for each share of stock that you own. Cumulative voting is not permitted.

         Each of the proposals has been approved by our Board of Directors. The Board of Directors is now soliciting your vote for each of the proposals.

         After each proposal has been voted on at the meeting we will discuss and take action on any other matter that is properly brought before the meeting. Finally, some of our officers will report on our recent financial results and our current operations.

         The members of the Board of Directors recommend that you vote FOR each of the proposals.

HOW MANY VOTES ARE NECESSARY TO AMEND THE ARTICLES OF INCORPORATION?

         According to the requirement contained in our Articles of Incorporation, the amendment to the Articles of Incorporation will be approved by the shareholders if at least two-thirds (2/3) of the outstanding shares of common stock of the Company entitled to vote on this matter vote in favor of the amendment.

HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

         The director nominees will be elected by a plurality of the votes cast at the annual meeting. A plurality is generally defined as the excess of the votes cast in favor of a director nominee over those cast in favor of any other nominee, but not less than a majority of the votes cast.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

         Each of the persons nominated for election has agreed to stand for election. However, if unexpected events arise which cause one or more of them to be unable to stand for election, then either

         - the Board of Directors can vote at the meeting to reduce the size of the Board of Directors, or

         - the Board of Directors may, during the meeting, nominate another person for director.

         Our Articles of Incorporation currently require that the directors be residents of the State of Indiana. If the amendment to our Articles of Incorporation to eliminate the Indiana residency requirement is not approved by the shareholders, then John Robert Owens, who is a nominee for director and a resident of the State of Kentucky, will be unable to serve as a director of the Company if elected by the shareholders.

         It is important for you to understand that if our Board of Directors nominates someone at the meeting, the person to whom you have given your proxy will be able to use his or her discretion to vote on your behalf for the candidate of his or her choice.

         Your vote is completely confidential.

HOW MANY VOTES ARE NECESSARY TO APPROVE THE OTHER MATTERS?

         The holders of a majority of the shares having voting power present at the meeting (in person or by proxy) must vote for these proposals in order for them to pass. On these proposals, you may vote "for," "against" or "abstain." Abstentions are counted for purposes of determining the presence or absence of a quorum, but are not considered a vote cast. Shares held by brokers in street name and for which the beneficial owners have withheld the discretion to vote from brokers are called "broker non-votes." They are counted to determine if a quorum is present, but are not considered a vote cast. Broker non-votes will not affect the outcome of a vote on a particular matter.

IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

         You should instruct your broker to vote your shares by following the directions your broker provides. If you fail to instruct your broker to vote your shares, your broker will be entitled to vote your shares on each of the proposals and any other matters presented at the meeting.

WHO WILL COUNT THE VOTES?

         Tellers appointed at the annual meeting will count the votes cast by proxy or in person.

HOW DO I VOTE IF I'M NOT PLANNING TO ATTEND THE ANNUAL MEETING?

         Sign and date each proxy card you receive and return it in the prepaid envelope. If you sign your proxy, but do not mark your choices, your proxies will vote:

         - FOR approval of the amendment to the Articles of Incorporation eliminating the Indiana residency requirement for directors,

         - FOR election of two directors to serve a three year term expiring in 2007,

         - FOR ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for 2004, and

         - FOR approval of the 2004 Stock Option Plan of Blue River Bancshares, Inc.

WHAT IF I WANT TO CHANGE MY VOTE?

         You can revoke your vote on a proposal any time before the meeting for any reason. To revoke your proxy before the meeting,

         - write to our Secretary at 29 East Washington Street, Shelbyville, Indiana 46176,

         - submit another properly signed proxy with a more recent date, or

         -        vote in person at the meeting.

HOW DO I RAISE AN ISSUE FOR DISCUSSION AT THE ANNUAL MEETING?

         Shareholders may submit proposals on matters appropriate for shareholder action at future annual meetings by following the rules of the Securities and Exchange Commission. Proposals intended for inclusion in next year's proxy statement and proxy card must be received by the Company not later than December 10, 2004. If the Company does not receive notice of any other matter that a shareholder wishes to raise at the annual meeting in 2005 by 120 days prior to the meeting and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to the Secretary.

         If a shareholder raises a matter at the meeting that requires a shareholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

         We will announce the voting results at the meeting and in our quarterly report on Form 10-QSB for the second quarter of 2004.

PROPOSAL ONE - AMENDMENT TO THE ARTICLES OF INCORPORATION TO ELIMINATE THE
               INDIANA RESIDENCY REQUIREMENT FOR DIRECTORS

Description of the Proposed Amendment of Article IV, Section 2

         The Board of Directors of the Company, adopted resolutions approving and recommending to shareholders an Amendment of Article IV, Section 2 of the Company's Articles of Incorporation to omit the entire Section 2, and specifically to eliminate the requirement that directors of the Company be residents of the State of Indiana.

         The CURRENT text of Article IV, Section 2 reads as follows:

                  Section 2. Qualifications of Directors. Directors shall be residents of the State of Indiana. This Section 2 of Article IV shall not be altered, amended or repealed except by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of capital stock of the Corporation entitled to vote on such matter.

         The complete text of Article IV, Section 2, AS AMENDED, will read as follows:

                  Section 2. Qualification of Directors. [Intentionally
         Omitted.]

Discussion of the Proposed Amendment of Article IV, Section 2

         The Board of Directors has concluded that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation to omit Article IV, Section 2 in its entirety in order to eliminate the requirement that directors of the Company be residents of the State of Indiana. The Company's strategy is to operate as a holding company of community based financial institutions, each operating independently, with a decentralized governance structure. This strategy does not depend upon geographic or demographic factors. The Company's strategy is predicated upon the premise that each financial institution acquired by the Company should have a positive impact on the stability and earnings of the Company.

         Thus, the Board of Directors believes that it would benefit the Company and its shareholders for appropriate individuals residing outside the State of Indiana to have the ability and opportunity to serve on the Board of Directors of the Company. The Amendment would allow the Company to better pursue its strategy and would provide the Company with the necessary flexibility to assemble the best possible Board of Directors.

Recommendation of the Board of Directors

         The Board of Directors has carefully considered the proposed Amendment to the Company's Articles of Incorporation and unanimously recommends that shareholders vote FOR approval of the Amendment.

PROPOSAL TWO - ELECTION OF DIRECTORS

         Two directors will be elected at the annual meeting. Directors will serve a three-year term until the 2007 annual meeting or until their earlier resignation or removal.

         This year's nominees for election to the Board of Directors are as follows:

                            ------------------------
                                John Robert Owens

                                     Age 50
                            ------------------------

JOHN ROBERT OWENS (Director Elect). Mr. Owens is area President and CEO of RPS/Equity Group, a wholly-owned subsidiary of Risk Placement Services, Inc., a division of Arthur J. Gallagher & Co. Risk Placement Services purchased Equity Underwriting Group in 2001. Mr. Owens had served as President and CEO of Equity Underwriting Group, Inc., Commonwealth Premium Finance Corporation and 21st Century Claims Services. Mr. Owens was President and Co-Owner of Equity Insurance Managers, Inc. from 1990 to 1998; founder of Premium Finance Corporation in 1991; and founder of 21st Century Claims Services, Inc. in 1996. Mr. Owens has been a director of Unified Banking Company since 1998.

         In 1979, Mr. Owens co-organized Owens and Company, CPAs which specialized in accounting and computer software applications for the horse industry and then merged Owens & Company with Alexander Grant & Company, a national CPA firm based in Chicago Illinois. In 1985, Alexander Grant & Co. was acquired by KPMG Peat Marwick. Mr. Owens remained with the firm until 1990 where he had client responsibility in both tax and information systems consulting.

         Mr. Owens is a 1976 graduate of the University of Kentucky with a BS degree in Accounting. He has been a Certified Public Accountant since 1978. Professional affiliations include the American Association of Managing General Agents; the Kentucky Surplus Lines Association; the Kentucky Premium Finance Association; and the Insurance Institute of Kentucky.

         Mr. Owens also serves as a board member of the Christian Appalachian Project and is active in the Lexington Rotary Club, United States Golf Association, Southern Golf Association, Tri-State Golf Association and the Kentucky Golf Association.

         Under the new NASDAQ rules relating to director independence which will be effective for the Company on July 31, 2005, a director is deemed to not be independent if, among other criteria, the director was employed by a parent or subsidiary of a company within the three prior years. Mr. Owens was employed by Commonwealth Premium Finance Corporation until December, 2001. Commonwealth Premium Finance Company was a subsidiary of Unified Banking Company until immediately prior to the Company's acquisition of Unified Banking Company. As such, the three year look back period of NASDAQ's new director independence rule will expire in December 2004, prior to the rule's applicability to the Company.


                          ---------------------------
                                Robert J. Salyers

                                     Age 57
                          ---------------------------

         ROBERT J. SALYERS (Director Elect). Mr. Salyers practices law with the firm of Salyers and Eiteljorg, P.C. in Indianapolis, Indiana. Mr. Salyers served as the Acting General Manager of the Indiana Pacers from 1981 through 1983, and then as President of the Indiana Pacers and Market Square Arena until 1986.

         Mr. Salyers also serves as a member of the Board of Directors of Standard Management Corporation, Indianapolis, Indiana, where he serves on the Executive Committee, Compensation Committee, Audit Committee and Nominating Committee.

         Mr. Salyers is a 1968 graduate of Purdue University with a BS degree in Animal Science and a 1973 graduate of the Indiana University Law School. He served in the U.S. Army from 1968 through May of 1970.

         He has served as a member of the board of the Eiteljorg Museum of American Indians and Western Art since 1991 and was Chairman of the Board in 1997 and 1998. He served on the committee that founded the Lutheran High School of Indianapolis. He has served on the mission's board and the board of Christian Education for St. John Lutheran Church and School and currently serves on the Board of Directors of the St. John Endowment Fund for Church and School Ministry, Inc.


         Mr. Salyers is a member of the Indiana State Bar Association, Indianapolis Bar Association and the Veterans of Foreign Wars. Our Board of Directors has determined that, if elected, Mr. Salyers will be an independent director.


         Our Board of Directors recommends that you vote FOR the director nominees.

PROPOSAL THREE - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors has appointed Crowe Chizek and Company LLC to serve as our independent auditors for the 2004 fiscal year and is soliciting your ratification of that selection.

         In their role as independent auditors, they report on our financial statements.

         A representative of Crowe Chizek and Company LLC may be present at the meeting. A representative of Deloitte & Touche LLP may also be present at the meeting. These representatives will have an opportunity to make a statement and will be available to respond to appropriate questions.

         Your ratification of the Audit Committee's appointment of Crowe Chizek and Company LLC is not necessary because the Audit Committee of the Board of Directors has sole authority for appointment of our independent auditors. However, the Audit Committee of the Board of Directors will take your vote on this proposal into consideration when selecting our independent auditors in the future.

         In February 2004, the Audit Committee of the Board of Directors of the Company notified Deloitte & Touche LLP that it would be dismissed effective upon the filing of the Company's Form 10-KSB for the year ended December 31, 2003 with the Securities and Exchange Commission.

         In connection with the audits of the Company's financial statements for the years ended December 31, 2002 and 2001, there were no disagreements between the Company and Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements.

         Deloitte & Touche LLP's reports on the Company's consolidated financial statements for the years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principle.

         Our Audit Committee recommends a vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as our independent auditors for 2004.

         In making its recommendation for the shareholders of the Company to ratify the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending December 31, 2004, the Audit Committee has considered whether services other than audit and audit-related provided by Crowe Chizek and Company LLC are compatible with maintaining the independence of Crowe Chizek and Company LLC.

PROPOSAL FOUR - APPROVAL OF THE 2004 STOCK OPTION PLAN OF BLUE RIVER BANCSHARES,
                INC.

         On February 18, 2004, the Board of Directors of the Company adopted, subject to shareholder approval, the 2004 Stock Option Plan of Blue River Bancshares, Inc. (the "2004 Plan"). The primary purpose of the plan is to attract and retain high quality individuals in positions as key employees, officers and directors and to provide an appropriate incentive to those persons to assure their continued interest in the success and growth of the Company. As of the present date, no awards have been granted pursuant to the 2004 Plan.

         The Board of Directors recommends that the shareholders approve the 2004 Plan for the purpose of qualifying such shares for special tax treatment under Sections 421 and 422 of the Internal Revenue Code, as amended (the "Code"). Shareholder approval of new stock option plans is required under the new NASDAQ rules which will be effective for the Company on July 31, 2005.

SUMMARY OF THE PLAN

         General. The purpose of the 2004 Plan is to encourage officers, key employees and members of the Board of Directors, upon whom the success of the Company depends, to continue their association with the Company and its subsidiaries by providing additional incentive and opportunity through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. Options granted under the 2004 Plan may be either incentive stock options within the meaning of

Section 422 of the Code, or nonqualified stock options; provided, however, directors may only be granted nonqualified stock options.


         Number of Shares. The maximum number of shares to be delivered upon exercise of all options granted under the 2004 Plan will not exceed seven percent of the outstanding shares of the Company, from time to time less the number of shares covered by outstanding or exercised options under the 1997 Key Employees' Stock Option Plan of Blue River Bancshares, Inc., the 2000 Key Employees' Stock Option Plan of Blue River Bancshares, Inc., the 2002 Key Employees' Stock Option Plan of Blue River Bancshares, Inc., the 1997 Directors' Stock Option Plan of Blue River Bancshares, Inc., or the 2000 Directors' Stock Option Plan of Blue River Bancshares, Inc. As of the date of this proxy statement, 47,580 shares of common stock of the Company are available for future stock option grants under the 2004 Plan.


         Administration. The 2004 Plan may be administered by the Compensation Committee.

         Eligibility. Only the officers, key employees and directors of the Company or a subsidiary of the Company will be eligible to receive options.

         Exercise Price. The Compensation Committee determines the exercise price of the options at the time the options are granted. The exercise price per share for all options granted under the 2004 Plan will be the price determined from time to time by the Compensation Committee, but shall not be less than the fair market value of the common stock on the date of grant. The fair market value of the common stock is generally determined by the closing sales price for such stock on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System on the date of determination.

         Exercise of Option; Form of Consideration. The Compensation Committee determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2004 Plan permits payment to be made by cash, other shares of common stock of the Company (with some restrictions), or any combination thereof.

         Term of Option. The term of an option may be no more than 10 years from the date of grant and the option period with respect to incentive stock options granted to 10% Shareholders may be no more than 5 years. No option may be exercised after the expiration of its term.

         Termination of Employment or as a Director. If an optionee's employment with the Company and subsidiaries terminates or the optionee's service as a director of the Company and subsidiaries terminates for any reason (other than as described below), then all options held by the optionee under the 2004 Plan generally will terminate three months from the optionee's termination of employment or as a director.

         For Cause Termination. If an optionee's employment or service as a director is terminated "for cause," all unexercised options will terminate on the date the optionee receives notice of such termination.

         Death or Disability. If an optionee's employment or service as a director terminates as a result of the optionee's permanent and total disability or death, then all options may be exercised for one year following the optionee's termination. However, if an optionee's employment terminates as a result of the optionee's death, then all incentive stock options held by the optionee will convert to nonqualified stock options 3 months after the optionee's death and may be exercised as such for the remainder of the year following the optionee's termination of employment.

         Nontransferability of Options. Unless otherwise determined by the Compensation Committee, options granted under the 2004 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee; except that nonqualified stock options may be transferred to and exercised by (i) the optionee's spouse, child or grandchild, (ii) a trust or trusts for the exclusive benefit of the optionee's spouse, child or grandchild, or (iii) a partnership or limited liability company in which the optionee and/or the optionee's spouse, child or grandchild are the only equity owners.

         Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2004 Plan, as may be determined by the Compensation Committee.

         Adjustments Upon Changes In Capitalization, Merger or Sale of Assets. In the event the Company's stock changes by reason of any stock split, dividend, combination, reclassification or other similar change in the Company's capital structure, effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 2004 Plan, the number and class of shares of stock subject to any option or stock award outstanding under the 2004 Plan, and the exercise price of any such outstanding option. In the event of a change in control of the Company, the 2004 Plan provides for assumption, substitution or adjustment of each outstanding option that is necessary for the options to have the same fair market value after the change in control as they had prior to the change in control.

         Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2004 Plan to the extent necessary and desirable to comply with applicable laws, rules, regulations and listing requirements. No such action by the Board of Directors or shareholders may alter or impair any option or award previously granted under the 2004 Plan without the written consent of the awardee. Unless terminated earlier, the 2004 Plan shall terminate 10 years from the date of its approval by the Board of Directors of the Company, unless the shareholders of the Company approve an extension of the 2004 Plan.

         New Plan Benefits. Because benefits under the 2004 Plan will depend on the Compensation Committee's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers, other employees, and directors if the 2004 Plan is approved by the shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months are generally taxed at a maximum federal rate of 15%. Capital losses are generally allowed in full against capital gains and up to $3,000 against other income. If the above holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% shareholder of the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

         Nonqualified Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonqualified stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on share held more than 12 months may be taxed at a maximum federal rate of 15% (lower rates may apply depending upon when the stock is acquired and the applicable income tax bracket of the taxpayer). Capital losses are generally allowed in full against capital gains and up to $3,000 against other income.

         The foregoing is only a summary of the effect of federal income taxation upon an optionee and the Company with respect to the grant and/or exercise of options and awards under the 2004 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee's or director's death or the income tax laws of any municipality, state or foreign country in which the employee's or director's income or gain may be taxable.

INCORPORATION BY REFERENCE

         The foregoing is only a summary of the 2004 Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

         Our Board of Directors recommends that you vote FOR the approval of the 2004 Stock Option Plan of Blue River Bancshares, Inc.

             OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

DIRECTORS OF THE COMPANY

WHO IS ON OUR BOARD OF DIRECTORS?


         The directors of the Company are listed in the table below. Each director serves a term of three years and until the election and qualification of his successor. The following directors have been determined to be independent: Wendell L. Bernard, Peter G. DePrez, Wayne C. Ramsey, Ralph W. Van Natta and Michael J. Vaught.


            NAME                   AGE                          OFFICE AND BUSINESS EXPERIENCE
            ----                   ---                          ------------------------------
Steven R. Abel...............      54     Chairman since August 1997; Chief Executive Officer from June 2000 to
                                          July 2003; Interim President from June to October 2000; President and CEO of Shelby County Bank from July to October 2000; director since March
                                          1997; Chairman and director of Shelby County Bank since June 1998 (term expires 2006); director of Unified Banking Company since November 2003;
                                          President and Treasurer from March 1997 to August 1997; President and
                                          Owner of Hoosier Appraisal Service, Inc. since March 2000; licensed real estate appraiser since 1992; co-owner of Shelby Travel since October 2000.

Lawrence T. Toombs...........      59     President of the Company and President and Chief Executive Officer of
                                          Shelby County Bank since October 2000; director of the Company and Shelby
                                          County Bank since October 2000 (term expires 2005); President of Pyramid
                                          Business Consultants, LLC from 1993 to 2000;  Merchants

             NAME                  AGE                         OFFICE AND BUSINESS EXPERIENCE
             ----                  ---                         ------------------------------
                                          National Bank and National City Bank Indiana from 1970 to 1992.

D. Warren Robison............      38     Senior Vice President since September 1998; Secretary since August 1997;
                                          director since March 1997 (term expires 2004); director of Shelby County
                                          Bank since June 1998; Vice President and Treasurer from August 1997 to
                                          June 1998; President and Sole Shareholder of Hoosier Appraisal Service,
                                          Inc. until March 2000; licensed real estate appraiser since 1992;
                                          President of Hale Abstract Company, Inc. since March 2000; Vice President of Hale Abstract Company, Inc. from July 1992 to March 2000.

Wendell L. Bernard...........      59     Director since June 1998 (term expires 2006); director of Shelby County
                                          Bank since June 1998; Owner and operator of Bernard Realty, Inc. located in Shelbyville, Indiana; director and Vice President of Finance of
                                          Williams Industries, Inc., a manufacturing company until 1997.

Russell Breeden, III...........    54     Director since September 2002 (term expires 2006); Chief Executive
                                          Officer since August 2003; Chairman of the Executive Committee since
                                          September 2002; director of Shelby County Bank since September 2002;
                                          Chairman and director of Unified Banking Company since November 2003;
                                          President and Vice Chairman of Harrington Bank (Richmond, Indiana) from
                                          1999 to 2002;  Chairman and Chief Executive Officer of Community First
                                          Financial Group, Inc. from 1993 to 2001. Raffensperger, Hughes and Co.
                                          Inc., (Indianapolis, Indiana) from 1973 to 1993 serving as President and
                                          Chief Executive Officer from 1990 to 1993.

Peter G. DePrez..............      56     Director since May 1999 (term expires 2005); director of Shelby County
                                          Bank since January 1999; Attorney; Advisory Board Member of National City
                                          Bank (Shelby County) until 1998; director and Officer of Shelbyville
                                          Newspapers, Inc. until 1999.

Wayne C. Ramsey.............       57     Director since September 2002 (term expires 2005); director of Unified
                                          Banking Company since November 2003; Vice President of Lynch & Associates,
                                          (Evansville, Indiana) since 2000; independent investor in banks and thrifts since 1993.

Ralph W. Van Natta...........      74     Director since June 1998 (term expires 2004); director of Shelby County
                                          Bank since June 1998; Owner and operator of Shelby Travel Center located in Shelbyville, Indiana until 2000.

            NAME                   AGE                         OFFICE AND BUSINESS EXPERIENCE
            ----                   ---                         ------------------------------
Michael J. Vaught............      56     Director since May 2001(term expires 2004); director of Shelby County
                                          Bank since 2000, President of Economy Oil Corporation, Vaught Oil Company
                                          and Eastside Express Car Wash since 1984; Treasurer of the Blue River
                                          Foundation; Trustee of Shelbyville Central School Board; director of the
                                          W.S. Major Hospital Foundation since 1966;  Advisory Board Member of
                                          National City Bank (Shelby County) until 1998.

         Board Committees and Meeting Attendance. The Board of Directors had four committees in 2003, the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. Committees report their actions to the full Board at its next regular meeting. A description of the duties of each committee follows the table below.

                     COMMITTEE MEMBERSHIP AND MEETINGS HELD

               NAME                     EXECUTIVE          AUDIT         COMPENSATION        NOMINATING
               ----                     ---------          -----         ------------        ----------
Steven R. Abel...................           /
Lawrence T. Toombs...............           /
Wendell L. Bernard...............                            *
Russell Breeden, III.............           *
Peter G. DePrez..................                                             /                   /
D. Warren Robison................           /                                 *
Ralph W. Van Natta...............                            /                /                   /
Michael J. Vaught................                            /                                    *
Wayne C. Ramsey..................
No. of Meetings
In Fiscal 2003***................           4               13                2                   1

------------------------------
/        Member

*        Chairperson

*** The Board held 16 meetings in 2003. No director attended fewer than 75% of all meetings of the Board of Directors held during the period for which that person has been a director and committees of the Board of Directors held during the period for which that person served.

         Executive Committee

         - When the Board is not in session, has all of the power and authority of the Board except under certain circumstances.

         Audit Committee


         The Audit Committee of the Company is comprised of three independent directors as that term for audit committee members is defined by the NASDAQ listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. The Chairman of the Audit Committee, Wendell L. Bernard, has been deemed by the Board of Directors to be an "audit committee financial expert" (as defined by the SEC) for purposes of fulfilling the duties of the Committee. Among other duties, the Audit Committee:

         - Examines the activities of the Company's independent auditors and internal audit department to determine whether these activities are reasonably designed to assure the soundness of accounting and financial procedures.

         - Reviews the Company's accounting policies and the objectivity of its financial reporting.

         - Considers annually the qualifications of the Company's independent auditors and the scope of their audit and appoints the Company's independent auditors.

         - Receives reports from the internal auditors and reviews the scope of the internal audit program.

         - Reviews the Company's affairs relating to compliance, conflict of interest, ethics and the investigation of misconduct or fraud.

         The Audit Committee Charter details all the duties and responsibilities of the Committee and is included in this Proxy Statement as Appendix B.

         Compensation Committee

         The Compensation Committee for 2003 was comprised of three directors, each of whom met the criteria for independence under the NASDAQ listing standards. The Compensation Committee has primary responsibility for:

         -        Establishing executive compensation policies and programs.

         -        Establishing the base salaries for executive officers.

         - Reviewing the Company's management development and succession planning policies.

         - Administering the Company's stock option plans and employee bonus plan.

         Nominating Committee

         The Nominating Committee for 2003 was comprised of three independent directors and met once during the year. In 2003, the committee consisted of the members of the entire Board who met the requirements for independence and who were not standing for reelection in 2003.


         In January of 2004, the Board of Directors established the Nominating and Corporate Governance Committee, and adopted a written charter which is available on the Company's website which is located at www.blueriverbancshares.com. This Charter is also included in this Proxy Statement as Appendix C.


         All of the directors serving on the Nominating and Corporate Governance Committee meet the definition of "independence" set forth in the NASDAQ listing standards. The committee includes:

                                    Wayne C. Ramsey, Chairman
                                    Wendell L. Bernard
                                    Peter G. DePrez

         The duties of the Nominating and Corporate Governance Committee include, among others:

         - Review of the qualifications of persons eligible to stand for election as directors and makes recommendations to the Board of Directors on this matter.

         - Considers as nominees for director qualified persons recommended by directors, management and shareholders and makes recommendations to the Board of Directors on this matter.

         - Considers and advises the Board of Directors on matters relating to the affairs or governance of the Company as requested by the Board of Directors.

         - The Nominating and Corporate Governance Committee considers proposals from shareholders for any new business. Written recommendations for director nominees and proposals for any new business should be delivered to the Secretary, Blue River Bancshares, Inc., 29 East Washington Street, Shelbyville, Indiana 46176. Any shareholder desiring to make a nomination for director or a proposal for any new business must notify the Secretary of the Company 120 days prior to the meeting. Notification must include certain information detailed in the Company's Articles of Incorporation.

         The Nominating and Corporate Governance Committee may identify director nominees through a combination of referrals, including by management, existing board members, security holders, direct solicitations and from outside search firms if warranted. Once a candidate has been identified, the Nominating and Corporate Governance Committee reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the committee believes it to be appropriate, the members may meet with the proposed nominee before making a final determination on the recommendation to the Board.

         The Nominating and Corporate Governance Committee received no security holder recommendations for nomination to the Board of Directors in connection with the 2004 annual meeting of shareholders. The two director nominees for the 2004 annual meeting, Robert Owens and Robert Salyers, are neither incumbent directors standing for reelection nor executive officers of the Company. Robert Owens was a member of the board of directors of Unified Banking Company at the time of its acquisition by the Company in 2002 and was known to the Chairman of the Board of Directors and the Chief Executive Officers of the Company. Robert Salyers was identified by the Committee as a result of a referral by the Chief Executive Officer of the Company.

DIRECTORS ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS

         All directors of the Company are encouraged to attend the annual meeting of the shareholders and the annual meeting of the Board of Directors of the Company. In 2003, all of the directors of the Company, with the exception of Mr. Wayne C. Ramsey, were in attendance at the annual shareholders meeting.


CODE OF CONDUCT AND ETHICS

         The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer or controller or persons performing similar functions. Such Code of Ethics is available on the Company's website at www.blueriverbancshares.com. Any amendment to, or waiver from, a provision of such Code of Ethics also will be made available on the Company's website.


SHAREHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS


         Any shareholder who desires to contact the Board of Directors or any member of the Board of Directors may do so in writing. Communication should be addressed to the "Board of Directors", Attn: Secretary, Blue River Bancshares, Inc., 29 E. Washington Street, Shelbyville, Indiana 46176. Communications received are distributed to the Chairman of the Board or the other members of the Board as appropriate, depending on the facts and circumstances outlined in the communications. If any complaints regarding accounting, internal accounting controls and auditing matters need to be communicated, then the shareholder should contact the Chairman of the Audit Committee at: Audit Committee, Blue River Bancshares, P.O. Box 585, Shelbyville, Indiana 46176. This address can be accessed only by the Internal Auditor and all correspondence will be forwarded to the Chairman of the Audit Committee for review.


HOW IS OUR BOARD OF DIRECTORS PAID?

         A director who is an officer or employee of the Company or its subsidiaries is not compensated for serving on the Board of Directors or its committees unless that director is not compensated by the Company or a subsidiary for their service as an officer or employee of the Company or subsidiary. Non-employee directors and non-compensated employee directors may receive:

         - $72,000 annually for chairing the Board of Directors of Unified Banking Company,

         - $12,000 annually for chairing the Board of Directors of Shelby County Bank,

         -        $600 per month for directors of the Company,

         -        $600 per month for directors of Shelby County Bank,

         -        $500 fee per month for directors of Unified Banking Company,

         -        $300 per month for chairing a committee,

         - $15,149.79 total amount of health, life and disability insurance premiums paid for directors Abel, Bernard, DePrez and Breeden, and

         -        grant of nonqualified stock options.

         The 2000 Directors' Stock Option Plan. The Board of Directors of the Company adopted, with the approval of shareholders, a nonqualified stock option plan which currently provides for the grant of nonqualified stock options to those individuals who serve as directors of the Company or any of its subsidiaries, including Shelby County Bank (the "2000 Directors' Stock Option Plan"). Nonqualified stock options were granted to directors previously under the 1997 Directors' Stock Option Plan (the "1997 Directors' Stock Option Plan").

         The 2000 Directors' Stock Option Plan provides for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $8.27 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, a total of 30,650 shares of common stock are reserved for issuance under the 2000 Directors' Stock Option Plan. As of the date of this proxy statement, options for 31,750 shares of common stock are outstanding under the 2000 Directors' Stock Option Plan. Options granted under the 2000 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No option will be granted under the 2000 Directors' Stock Option Plan after March 27, 2010. In the future, an individual will become eligible to receive grants of options under the 2000 Directors' Stock Option Plan upon his election to a qualifying board of directors but will not receive additional options because he is a member of more than one such board. If the 2004 Plan is approved by the shareholders, no additional options will be granted under the 2000 Director's Stock option Plan


         The 1997 Directors' Stock Option Plan. The 1997 Directors' Stock Option Plan provided for the grant of nonqualified stock options with an exercise price per share of the greater of the public offering price of $12.00 per share or the fair market value of a share on the date of grant. As of the date of this proxy statement, options for 60,100 shares of common stock are outstanding under the 1997 Directors' Stock Option Plan.

Options granted under the 1997 Directors' Stock Option Plan become exercisable on the date of grant to the extent of 20 percent of the shares covered by the option and will vest with respect to an additional 20 percent of the shares on each anniversary of the date of the grant. The unexercised portion of each option automatically expires, and is no longer exercisable, on the earlier to occur of the following: (i) 15 years after the option is granted, (ii) three months after the person who was granted the option ceases to be a director, other than due to permanent disability, death, or for cause, (iii) one year following the death or permanent disability of the director, or (iv) termination of the director's services for cause. No additional options will be granted under the 1997 Directors' Stock Option Plan.

EXECUTIVE OFFICERS OF THE COMPANY

WHO ARE OUR EXECUTIVE OFFICERS?

             NAME                  AGE                         OFFICE AND BUSINESS EXPERIENCE
             ----                  ---                         ------------------------------
Lawrence T. Toombs                 59     See Mr. Toombs' biography on page 10.

Russell Breeden, III..........     54     See Mr. Breeden's biography on page 11.

D. Warren Robison.............     38     See Mr. Robison's biography on page 11.

Patrice Lima..................     49     Vice President and Controller since July 2002; Senior Vice President and
                                          Chief Financial Officer of Shelby County Bank since July 2002; Vice
                                          President and Controller of  Shelby County Bank from January 2000 to
                                          July 2002; Vice President & Controller, Libertyville Bank & Trust Corp.
                                          (Libertyville, Illinois); Senior Accounting, Management & Operational
                                          management positions, First Colonial Bank Northwest (Niles, Illinois);
                                          Bachelor of Arts, Magna cum laude, Florida Atlantic University

Randy Collier................      43     Executive Vice President since October 2002; Executive Vice President and Chief Credit Officer of Shelby County Bank since October 2002;
                                          Senior Lender, Key Bank (Indianapolis, Indiana); President, Harrington
                                          Bank (Indianapolis, Indiana); Multiple lending functions with National
                                          City, Merchants National Bank and American Fletcher National Bank
                                          (Indianapolis, Indiana); Bachelor of Science, Indiana University

HOW ARE OUR EXECUTIVE OFFICERS PAID?

         Summary Compensation Table

                                                                                    SHARES
                                                                                  UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR          SALARY         BONUS        OPTIONS         COMPENSATION
---------------------------              ----          ------         -----        -------         ------------
Steven R. Abel,                          2003           -0-            -0-            -0-       $      37,140(1)
Chairman                                 2002           -0-            -0-            -0-              36,226(2)
                                         2001       $  15,865(3)       -0-            -0-              33,120(4)

Russell Breeden, III,                    2003           -0-         $35,000(5)        -0-       $      30,447(6)
Chief Executive Officer                  2002           -0-            -0-            -0-               6,630(7)

Lawrence T. Toombs,                      2003     $   130,000      $  4,000           -0-       $      12,437(8)
President                                2002         104,615          -0-          20,000             11,163(8)
                                         2001         100,000          -0-            -0-              12,649(8)

Randy Collier,                           2003     $   127,703      $  4,000           -0-       $      17,772(8)
Executive Vice President                 2002          27,462(9)        217         17,500               -0-

----------------------------

Notes to Summary Compensation Table:

         These were our most highly paid executive officers in 2003. These officers are referred to in this proxy statement as our "Named Executive Officers."

(1)      Includes $33,500 in director's fees and $3,680 in insurance premiums.

(2)      Includes $33,000 in director's fees and $3,226 in insurance premiums.

(3) Mr. Abel received a salary as Acting President from January 1, 2001 through March 9, 2001.

(4)      Includes $27,125 in director's fees and $5,995 in insurance premiums.

(5) Mr. Breeden received compensation for the work performed in the acquisition of Unified Banking Company.

(6)      Includes $26,000 in director's fees and $4,447 in insurance premiums.

(7)      Includes $6,000 in director's fees and $629 in insurance premiums.

(8)      Includes insurance premiums and 401(k) employer matching contributions.

(9)      Mr. Collier was hired in October of 2002.

         Aggregate Option Exercises in 2003 and Year-End Option Values

         The following table summarized certain information concerning stock options exercised by Named Executive Officers and the fiscal year-end value of unexercised options.

                                                         Number of Unexercised        Value of Unexercised
                                                              Options at             In-the-Money Options at
                             Shares                        December 31, 2003          December 31, 2003 (1)
                            Acquired                     ---------------------        ---------------------
                               On          Value              Exercisable                 Exercisable
           Name             Exercise     Realized            Unexercisable               Unexercisable
           ----             --------     --------            -------------               -------------
Steven R. Abel                 -0-           -0-            27,400        -0-      $       0         $       0
Lawrence T. Toombs             -0-           -0-            23,000       12,000    $  34,270         $  17,880
Randy Collier                  -0-           -0-             7,000       11,500    $  10,430         $  17,135

(1) Value per share is calculated by subtracting the exercise price from the closing price of $6.24 per share on December 31, 2003 as reported on the NASDAQ SmallCap Market.

         Equity Compensation Plan Information


                                                                                                      Number of securities
                                                                                                    remaining available for
                                 Number of securities to be                                          future issuance under
                                   issued upon exercise of         Weighted-average exercise        equity compensation plans
                                     outstanding options,            price of outstanding             (excluding securities
    Plan category                    warrants and rights         options, warrants and rights        reflected in column (a))
    -------------                    -------------------         ----------------------------        ------------------------
                                             (a)                             (b)                               (c)
Equity compensation plans                  191,350                          $7.94                             34,150
approved by security holders

Equity compensation plans                    -0-                             -0-                               -0-
not approved by security
holders

           Total                           191,350                          $7.94                             34,150



         Employment Contract with Named Executive Officer. The Board of Directors of the Company has approved a three year employment contract with its President, Lawrence T. Toombs, effective August, 2002. Unless further extended, the agreement will expire on August 2, 2005. The Board of Directors of Shelby County Bank has also approved a three year employment contract which will expire on August 2, 2005. Mr. Toombs receives his current salary under these contracts. The contracts also provide, among other things, for the participation in other fringe benefits and benefit plans available to the Company employees. Mr. Toombs may terminate his employment upon 60 days' written notice to the Company. The Company may discharge Mr. Toombs "for cause" (as defined in the contracts) at any time or upon the occurrence of certain events specified in the contracts. Upon termination of Mr. Toombs employment by the Company for other than cause or in the event of termination by Mr. Toombs "for cause" (as defined in the contract), Mr. Toombs will receive his base compensation under the contract for the remaining term of the contract and will continue to participate in the Company's employee benefit plans or receive comparable benefits.

         Change In Control Agreement With Named Executive Officer. The Board of Directors of the Company and Shelby County Bank have also approved a change in control agreement with Mr. Collier, which provides that Mr. Collier will be provided with a two year employment term following a change in control. This agreement will not be effective until a change in control of the Company occurs. As of the date of this proxy statement, no event has occurred which would qualify as a change in control of the Company as defined in this agreement. Following a change in control, Mr. Collier will receive a stated minimum salary during the term of his employment. The change in control agreement also provides among other things, for participation in other fringe benefits and benefit plans available to executive officers of the Company. Mr. Collier may terminate his employment upon three months written notice to the Company if his position changes or the location of the Company offices are moved more than thirty-five miles from its current location. The Company could discharge Mr. Collier if he becomes disabled, if he dies or "for cause" (as defined in the change in control agreement). If Mr. Collier terminates his employment as described in the change in control agreement, Mr. Collier will receive his remaining aggregate cash compensation for the term of the change in control agreement in a single lump sum. If the Company terminates Mr. Collier's employment due to a disability, Mr. Collier will continue to receive his salary for the remainder of the term of the change in control agreement. If the Company terminates Mr. Collier's employment "for cause" (as defined in the change in control agreement),

Mr. Collier will not receive any additional payments following the date of his termination. If Mr. Collier's employment is terminated due to his death, his beneficiary will receive payment for the remainder of the term equal to 50% of his salary. The change in control agreement also contains non-disclosure, non-solicitation and non-competition restrictions.

         2002 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2002 Employee Stock Option Plan"). The 2002 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 2002 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2002 Employee Stock Option Plan after March 25, 2012. The 2002 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options may be granted under the 2002 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2002 Employee Stock Option Plan.

         Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.


         The maximum number of shares to be issued under the 2002 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 2000 and 1997 Employee Stock Option Plans. As of this proxy statement, a total of 84,000 shares of common stock are outstanding under the 2002 Employee Stock Option Plan. As of the date of this proxy statement, options for 3,500 shares are available for future stock option grants under all of the 2002 Employee Stock Option Plans.


         2000 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "2000 Employee Stock Option Plan"). The 2000 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 2000 Employee Stock Option Plan will not be less than the fair market value of a share on the date of grant. No option will be granted under the 2000 Employee Stock Option Plan after March 27, 2010. The 2000 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options may be granted under the 2000 Employee Stock Option Plan only to officers and other key employees who are in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 2000 Employee Stock Option Plan.

         Options will be exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         The maximum number of shares to be issued under the 2000 Employee Stock Option Plan shall not exceed 103,000 less the number of shares that may be or already have been purchased under the 1997 Employee Stock Option Plan. As of this proxy statement, a total of 15,000 shares of common stock are outstanding under the 2000 Employee Stock Option Plan.

         1997 Key Employee Stock Option Plan. The Board of Directors of the Company adopted a stock option plan which provided for the grant of "incentive stock options" within the meaning of Section 422 of the Code and of nonqualified stock options (the "1997 Employee Stock Option Plan"). The 1997 Employee Stock Option Plan provides for the award of stock options to elected officers and key employees of the Company and its subsidiaries. The exercise price per share for all options granted under the 1997 Employee Stock Option Plan will not be less than the greater of $12.00 per share or the fair market value of a share on the date of grant. No option will be granted under the 1997 Employee Stock Option Plan after August 27, 2007. The 1997 Employee Stock Option Plan was approved by the shareholders of the Company.

         Options were granted under the 1997 Employee Stock Option Plan only to officers and other key employees in positions to make significant contributions to the success of the Company. The Compensation Committee administers the 1997 Employee Stock Option Plan.

         Options are exercisable in whole or in part upon such terms and conditions as may be determined by the Committee, but in no event will any incentive stock options be exercisable later than ten years after date of grant.

         A total of 50,000 shares of common stock were reserved for issuance under the 1997 Employee Stock Option Plan. As of the date of this proxy statement, options for 500 shares of common stock are outstanding under the 1997 Employee Stock Option Plan.

         Savings Plan. The Blue River Bancshares, Inc. 401(k) Profit Sharing Plan (the "Savings Plan") is a qualified salary reduction plan within the meaning of Section 401(k) of the Code. Under the Savings Plan, all regular employees of the Company and its affiliates are eligible participants under the Savings Plan on the next plan entry date (as defined in the Savings Plan). An employee who has satisfied this eligibility requirement may participate in the Savings Plan by directing his or her employer to make before-tax salary reduction contributions to the Savings Plan. Contributions may be directed in any integral percentage between 1% and 15% of the employee's basic compensation (as defined in the Savings Plan) subject to an annual dollar limitation under the Code (currently $13,000). Before-tax salary reduction contributions are fully vested at all times and are invested by participants in investment funds made available by Shelby County Bank, the trustee of the Savings Plan.

         The Company may also make contributions to the Savings Plan, as determined in its sole discretion. If the Company elects to do so, it will contribute a percentage of the compensation deferrals the participants made that year. Further, the Company, in its discretion, may make a profit sharing contribution to the Savings Plan irrespective of whether the Company has any current or accumulated net profits. Prior to the retirement or death or disability of a participant, the amount of the matching contribution account and profit sharing contribution account that will be vested and payable to each participant upon termination of employment will be determined according to the following schedule:

           YEARS OF SERVICE                       PERCENTAGE VESTED AND PAYABLE
           ----------------                       -----------------------------
Less than 1.........................                             0%
1...................................                            20%
2...................................                            40%
3...................................                            60%
4...................................                            80%
5 or more...........................                           100%

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

WHO DETERMINES HOW MUCH THE EXECUTIVE OFFICERS ARE PAID?

         The Compensation Committee establishes and oversees the Company's executive compensation policies and programs. The Compensation Committee also recommends to the Board of Directors base salaries, target bonus levels, actual bonuses, and long-term incentive awards to be paid to executive officers. In carrying out these functions, we believe it is important to align executive compensation with business objectives and strategies, management initiatives, financial performance and enhanced shareholder value.

         In 2003, our Compensation Committee was comprised of three directors. Compensation for each executive officer is determined by the Compensation Committee under the process described in this report. In 2004, the Compensation Committee is comprised of four members of the Board of Directors who are independent, as that term is defined by the NASDAQ listing standards.

WHAT ARE OUR GOALS, POLICIES, AND OBJECTIVES?

         The executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation, as stated above, should be tied to the performance of the business and be aligned with benefits realized by the Company's shareholders.


         Compensation for Company executives consists of both cash and equity based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual bonus opportunity. Equity based opportunities are provided on a long-term basis under the Company's 2002 Key Employees' Stock Option Plan.


         The Compensation Committee determines base salary ranges for executive officers based upon competitive pay practices in the business in which the Company competes.

         Annually the Compensation Committee reviews actual salaries of executive officers based on judgments of past performance, job duties, scope and responsibilities, and expected future contributions. The most recent past performance is the prime determinant.

         Each year the Compensation Committee reviews business results and the individual performance of each executive officer and determines cash bonus payments.

         2003 Compensation of Chief Executive Officer. The compensation for the Chief Executive Officer recommended to the Board of Directors was based upon a number of factors and criteria.

         In 2003 the Chief Executive Officer of the Company was not compensated for his duties as Chief Executive Officer. However, the Board of Directors did approve the reimbursement of the Chief Executive Officer's expenses up to an amount of $10,000 annually.

         For 2003, the Board of Directors voted in favor of awarding a partial bonus to certain executive officers of the Company as part of a bonus paid to Shelby County Bank Officers. The President and Executive Vice President of the Company participated in this bonus. The amounts paid to the President and the Executive Vice President are reported in the Summary Compensation table on page
16. Further, a minimal bonus was paid to all executive officers with the exception of the Chief Executive Officer and the President, under the same terms as conditions and the "employee holiday bonus".

         Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1,000,000 for compensation paid to the Chief Executive Officer and other Named Executive Officers unless certain requirements are met. One of the requirements is that compensation over $1,000,000 must be based upon attainment of performance goals approved by shareholders.

This Report by:

Michael J. Vaught, Chairman
Ralph W. Van Natta
Peter G. DePrez

REPORT OF THE AUDIT COMMITTEE

WHY ARE WE RECEIVING THIS REPORT?

         This report is being provided to inform shareholders of the Audit Committee oversight with respect to the Company's financial reporting. The Board of Directors adopted a written charter of the Audit Committee on May 23, 2000. The charter has been updated annually. The current charter, updated as of March 2004, is attached as Appendix B.

WHO ARE THE MEMBERS OF THE AUDIT COMMITTEE?

         In 2003, the Audit Committee was comprised of three members of the Board of Directors of the Company. All of the members of the Audit Committee were independent as that term is defined by the NASDAQ listing standards.

HAS THE AUDIT COMMITTEE REVIEWED THE COMPANY FINANCIAL STATEMENTS?

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003 and the footnotes thereto with management and the independent auditors. In addition, the Audit Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61, as amended, relating to the independence of the auditors from the Company.

         The Audit Committee discussed with the Company's auditors the independence of such auditors from management and the Company, and received the written disclosures of and the letter from the auditors to the Company concerning the auditors' independence as required by the Independence Standards Board No. 1, Independence Discussions with Audit Committees. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by Deloitte & Touche LLP were compatible with their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003 to be filed with the Securities and Exchange Commission.

This Report by:

Wendell L. Bernard, Chairman
Michael J. Vaught
Ralph W. Van Natta

FEES TO INDEPENDENT AUDITOR FOR FISCAL YEARS 2003 AND 2003

         The following table sets forth the aggregate fees billed by Deloitte & Touche LLP for audit services rendered in connection with the consolidated financial statements and reports for fiscal year 2003 and fiscal year 2002 and for other services rendered during fiscal year 2003 and fiscal year 2002 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services, which have been billed to the
Company:

                                      Fiscal 2003         Fiscal 2002
Audit Fees                             $ 85,905             $119,583
Audit Related Fees                        -0-                  -0-
Tax Fees                                 17,280               31,575
All Other Fees                           76,495                7,594
                                       --------             --------
Total Fees                             $179,680             $158,752
                                       ========             ========

         Audit Fees consist of fees billed for professional services rendered for (i) the audit of the Company's consolidated financial statements, (ii) the review of interim condensed consolidated financial statements included in quarterly reports, (iii) the services that are normally provided by Deloitte & Touche LLP in connection with the statutory and regulatory filings or engagements, and (iv) the attest services, except those not required by statute or regulation.

         Tax fees consist of fees billed to the Company for professional services rendered for tax compliance, preparation and other tax services. Tax compliance and preparation fees consists of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services consist of fees billed for other miscellaneous tax consulting and planning and for preparation of income tax returns.

         All other fees consist of fees for all other services other than those reported above, which included fees associated with the preparation and review of certain financial statements and analysis in connection with the private placement of the Company's common stock in 2002 and the filing of registration statements with the Securities and Exchange Commission relating to the shareholders rights offering completed in 2003. Also included in this category for 2003 were fees associated with financial review and assistance relating to the Company's acquisition of Unified Banking Company.

         All of the fees and services described above under "audit fees", "audit-related fees" and "all other fees" were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for pre-approval of services provided by the independent auditors. Under the policy, pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.

         In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at its next scheduled meeting.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

HOW MUCH STOCK DO OUR EXECUTIVE OFFICERS AND DIRECTORS OWN?

         The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of March 31, 2004 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's common stock; (ii) each of the Company's directors, nominees and the Named Executive Officers; and (iii) all current directors and executive officers as a group.

                                         Number of Shares                        Percent of Outstanding
                Name                        Owned(1)        Right to Acquire(2)        Shares(3)
                ----                        --------        -------------------        ---------
Steven R. Abel(4)                            19,831              27,400                 1.38%

Lawrence T. Toombs(5)                        44,822              23,000                 1.98%

Wendell L. Bernard(6)                        11,500               2,400                  .41%

Russell Breeden, III(7)(8)                  508,171                 -0-                14.92%

Peter G. DePrez                              24,720                 800                  .75%

Wayne C. Ramsey(7)(9)                       185,778                 -0-                 5.45%

D. Warren Robison(10)                         9,161              27,400                 1.06%

L. Gene Tanner(7)(11)                       117,040                 -0-                 3.44%

Ralph W. Van Natta(12)                        2,329               2,400                  .14%

Michael J. Vaught                            10,740                 600                  .33%

John R. Owens (13)                              -0-                 -0-                   -0-

Robert J. Salyers(13)(14)                     4,724                 -0-                  .14%

Randy J. Collier                                -0-               7,000                  .21%

Patrice Lima                                    -0-               2,000                  .06%

Directors and Executive Officers as a       934,092              93,000                29.35%
group (12 persons including those listed
above) (15)

Russell Breeden, III, Wayne C. Ramsey       810,989                 -0-                23.81%
and L. Gene Tanner as a group(16)

(1)      Includes shares for which the named person:

                  -        has sole voting and investment power, or

                  -        has shared voting and investment power with a spouse.

         Excludes shares that:

                  -        are restricted stock holdings, or

                  -        may be acquired through stock option exercises.

(2) Shares that can be acquired by executive officers and directors through stock options exercisable within sixty days of the date of this proxy statement.

(3) Percentage calculated by combining the number of shares owned with the number of shares that can be acquired.

(4) Mr. Abel holds 2,688 shares jointly with his spouse. Mr. Abel's spouse holds 5,198 shares individually.

(5)      Mr. Toombs holds 21,704 shares jointly with his spouse.

(6) Mr. Bernard holds 4,500 shares jointly with his spouse. Mr. Bernard holds 7,000 shares in the name of Bernard Realty Inc.

(7)      Based upon information provided by such person to the Company and in a
         Schedule 13D filed with the Securities and Exchange Commission on November 17, 2003. Included as reporting persons in the filing are Russell Breeden III, Wayne C. Ramsey and L. Gene Tanner. The reporting persons have sole power to vote and dispose of an aggregate of 810,989 shares.

(8) Mr. Breeden's business address is 20 North Meridian Street, Suite 800A, Indianapolis, Indiana 46204.

(9) Mr. Ramsey's business address is Lynch & Associates, 10644 Newburgh Road, Newburgh, Indiana 47630.

(10) Mr. Robison holds 7,060 shares jointly with his spouse. Mr. Robison's spouse holds 2,101 shares individually.

(11) Mr. Tanner's business address is NatCity Investments, 251 North Illinois Street, Indianapolis, Indiana 46204.

(12)     Mr. Van Natta holds 697 shares jointly with his spouse.

(13)     Nominee for director.

(14) Mr. Salyers holds 4,441 shares jointly with his spouse. Mr. Salyers holds 283 shares individually.

(15)     Includes shares held by Mr. Tanner.

(16) Based solely upon information provided by such persons to the Company and in a Schedule 13D filed with the Securities and Exchange Commission on September 20, 2002, Messrs. Breeden, Ramsey and Tanner are deemed to be a "group" under Section 13(d) of the Securities Exchange Act of 1934.


         Section 16(a) -- Beneficial Ownership Reporting Compliance. Based on our records, we believe that during 2003 our directors, executive officers and persons who hold more than 10% of our capital stock complied with all Securities and Exchange Commission filing requirements applicable to them.


RELATED PARTY TRANSACTIONS

         Change in Control of the Company. On February 2, 2003, Russell Breeden, III, Wayne C. Ramsey and L. Gene Tanner and other accredited investors completed their purchase of 546,348 shares of common stock of the Company. Previously, on September 17, 2002, Messrs. Breeden, Ramsey and Tanner had purchased 309,889 shares of common stock. The Company issued an aggregate of 22.7% of the outstanding shares of common stock of the Company on a post-transaction basis in connection with the two private placements. Messers. Breeden, Ramsey and Tanner and the other accredited investors paid $4.73 per share for the shares acquired from the Company for an aggregate purchase price of approximately $4,050,000. Messrs. Breeden, Ramsey and Tanner acquired such shares with personal funds.

         In connection with their purchase of shares of common stock of the Company Messrs. Breeden, Ramsey and Tanner agreed to not exercise the subscription rights which they would receive in connection with the rights offering which the Company conducted in October 2003. In order to maximize the proceeds raised in that offering, however, the Company subsequently waived that limitation and permitted Messrs. Breeden, Ramsey and Tanner to purchase shares of the Company's common stock in the rights offering which closed on November 7, 2003. Currently, Messrs. Breeden, Ramsey and Tanner currently own approximately 23.81% of the common stock of the Company collectively.

         Certain Relationships and Related Transactions. It is anticipated that the directors and officers of the Company and its subsidiary banks and the companies with which they are associated will have banking and other transactions with the Company and its subsidiary banks in the ordinary course of business. It is the policy of Shelby County Bank and Unified Banking Company that any loans and commitments to lend to such affiliated persons or entities included in such transactions will be made in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, and will not involve more than the normal risk of collectibility or present other unfavorable features to the Company and the bank. Applicable law and the policy of Shelby County Bank and Unified Banking Company generally require that transactions between the Company or either bank, and any officer, director, principal shareholder or other affiliate of the Company or either bank will be on terms no less favorable to the Company or the bank than could be obtained on an arm's-length basis from unaffiliated independent third parties.

         The following table illustrates the expense of products and services provided to the Company in 2003 from businesses with ownership interests by directors or executive officers.


Director or Executive                                    Expense paid        Service or
       Officer                     Company              By the Company    Product Provided
       -------                     -------              --------------    ----------------
Peter G. DePrez           Brown Linder & DePrez         $        1,217         Legal
D. Warren Robison         Hale Abstract Company                  5,167         Title
Steven R. Abel            Hoosier Appraisal Services            32,500         Appraisal
Steven R. Abel            Shelby Travel Center                   2,391         Travel
Michael J. Vaught         Vaught Oil Company                       103         Fuel
Russell Breeden           Self Employed                         35,000         Consulting

                                                                      APPENDIX A

                             2004 STOCK OPTION PLAN
                                       OF
                           BLUE RIVER BANCSHARES, INC.


         1. Purpose. The 2004 Stock Option Plan of Blue River Bancshares, Inc. (the "Plan") is designed to promote the interest of Blue River Bancshares, Inc. (the "Company") and its Subsidiaries (as defined in paragraph 21) by encouraging their officers, key employees and members of the Board of Directors (the "Directors") upon whose judgment, initiative and industry the Company and its Subsidiaries are largely dependent for the successful conduct and growth of their business, to continue their association with the Company and its Subsidiaries by providing additional incentive and opportunity through stock ownership, and by increasing their proprietary interest in the Company and their personal interest in its continued success and progress. The Plan provides for the granting of incentive stock options ("ISOs") and nonqualified stock options ("NSOs"); provided, however, non-employee Directors may not be granted ISOs.

         2. Administration.


         (a) The Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The decision of a majority of the members of the Committee will constitute the decision of the Committee. Subject to the provisions of the Plan, the Committee is authorized to (i) grant ISOs and NSOs; (ii) determine the employees to be granted ISOs and NSOs; (iii) determine the option period, the option price and the number of shares subject to each option; (iv) determine the time or times at which options will be granted; (v) determine the time or times when each option becomes exercisable and the duration of the exercise period; (vi) determine other conditions and limitations, if any, applicable to the exercise of each option; and (vii) determine the nature and duration of the restrictions, if any, to be imposed upon the sale or other disposition of shares acquired by any optionee upon exercise of an option, and the nature of the events, if any, and the duration of the period, in which any optionee's rights in respect of shares acquired upon exercise of an option may be forfeited. Provided, however, that during any fiscal year no person shall be granted more than 50,000 shares of Company stock. Each option granted under the Plan will be evidenced by a written stock option agreement containing terms and conditions established by the Committee consistent with the provisions of the Plan, including such terms as the Committee deems advisable in order that each ISO constitutes an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, the Committee will have no authority to alter the option price specified in paragraph 5 or the option period specified in paragraph 6 with respect to any options granted under the Plan.


         (b) The Committee is authorized, subject to the provisions of the Plan, to adopt, amend and rescind rules and regulations it deems appropriate for the administration of the Plan and to make determinations and interpretations which it deems consistent with the Plan's provisions. The Committee's determinations and interpretations will be final and conclusive and binding on all parties.

         (c) The Committee will also determine, in its sole discretion, with respect to each employee, whether such options will be ISOs or NSOs, or any combination thereof; and whether any employee will be given discretion to determine whether any options granted to him will be ISOs or NSOs or any combination thereof.

         (d) Neither the Plan nor any stock option agreement executed hereunder will constitute a contract of employment. Participation in the Plan does not give any employee the right to be retained in the employ of the Company or any Subsidiary and does not limit in any way the right of the Company or a Subsidiary to change the duties or responsibilities of any employee or to terminate the employment of any employee. With respect to Directors, participation in the Plan does not give any Director the right to be retained, nominated or reelected as a Director of the Company or a Subsidiary.

         3. Shares Covered by the Plan. The stock to be subject to options under the Plan are shares of authorized common stock of the Company and may be unissued shares or reacquired shares (including shares purchased in the open market), or a combination thereof, as the Committee determines. Subject to the provisions of paragraph 14, the maximum number of shares to be delivered upon exercise of all options granted under the Plan will not exceed seven percent of the outstanding shares of the Company, from time to time less the number of shares covered by outstanding or exercised options under the 1997 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "1997 Employees' Plan"), the 2000 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "2000 Employees' Plan"), the 2002 Key Employees' Stock Option Plan of Blue River Bancshares, Inc. (the "2002 Employees' Plan"), the 1997 Directors' Stock Option Plan of Blue River Bancshares, Inc. (the "1997 Directors' Plan"), or the 2000 Directors' Stock Option Plan of Blue River Bancshares, Inc. (the "2000 Directors' Plan"). Shares covered by an option that remain unpurchased upon expiration or termination of the option under either this Plan, the 1997 Employees' Plan, the 2000 Employees' Plan, the 2002 Employees' Plan, the 1997 Directors' Plan, or the 2000 Directors' Plan may be made subject to further options under this Plan. With respect to Directors, no individual will be eligible to participate in the Plan or receive options on the basis of his or her status as a Director of more than one entity.

         4. Eligibility. All officers and key employees of the Company or a Subsidiary and all individuals elected to serve as Directors of the Company or a Subsidiary are eligible, from time to time, to receive options to acquire shares of Company stock as determined by the Committee in its sole discretion. Officers and key employees are eligible to receive grants of ISOs and NSOs and non-employee Directors are eligible to receive grants of NSOs. No Director will receive additional options because he is a member of more than one board of directors.

         5. Option Price.

         (a) The option price per share of stock under each ISO will be determined by the Committee in its sole discretion; provided, however, that the option price per share will not be less than one hundred percent of the Fair Market Value of the share on the date on which the option is granted. As to officers and key employees who, at the time an ISO is granted own, within the meaning of Section 424(d) of the Code, more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary ("10% Shareholders"), the purchase price per share of stock under each ISO will be not less than one hundred ten percent of the Fair Market Value of the stock on the date on which the option is granted.

         (b) The option price per share of stock under each NSO will be determined by the Committee in its sole discretion; provided, however, the option price per share will not be less than one hundred percent of the Fair Market Value of the share on the date on which the option is granted.

         (c) For all purposes of the Plan, the term "Fair Market Value" shall mean the closing sales price for such stock on the National Association of Securities Dealers, Inc. Automated Quotation (NASDAQ) System on the date of determination (or, if no such price is reported on such date, such price as reported on the nearest preceding day) as reported in The Wall Street Journal or such other source as the Committee deems reliable. If the Fair Market Value is not determined pursuant to the above, then the Fair Market Value shall be determined in good faith by the Committee.

         6. Option Period. No option period will exceed ten years, and the option period with respect to ISOs granted to 10% Shareholders will not exceed five years.

         7. Vesting and Exercise of Options. All options granted under the Plan will vest, and thereby become exercisable, at such time or times as determined by the Committee in its sole discretion. The stock option agreement between the Company and the optionee will include the schedule under which the option vests.

         8. Special Calendar Year Limitation on Shares Subject to ISOs. The aggregate Fair Market Value (determined at the time of the grant of the ISOs) of the stock with respect to which ISOs are exercisable for the first time by an eligible employee during any calendar year (under all plans providing for the grant of Incentive Stock Options of the Company or any of its Subsidiaries) will not exceed one hundred thousand dollars ($100,000.00).

         9. Sequence of Exercising Incentive Stock Options. Any ISO granted to an employee pursuant to the Plan will be exercisable even if there are outstanding previously granted but unexercised ISOs with respect to such employee.

         10. Early Termination of Option.

         (a) Termination of Employment. All rights to exercise an option will terminate three months from the date the optionee ceases to be a Director or terminates employment unless such cessation or termination is For Cause (as defined in subparagraph (b)), or is on account of the Permanent and Total Disability or death of the optionee (but in no event later than the date the option expires pursuant to its terms). Transfer of employment from the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, will not be deemed a termination of employment for purposes of this Plan. The Committee has the authority to determine in each case whether a leave of absence, including a leave for military or government service is a termination of employment for purposes of this Plan.

         (b) For Cause Termination. If an optionee's employment is, or services as a Director are, terminated For Cause, no previously unexercised option granted hereunder may be exercised. Rather, all unexercised options, whether or not they are vested, will terminate effective on the date the optionee receives notice of his termination For Cause. As used in this Plan, "For Cause" means (i) the willful and continued failure of an optionee to perform his required duties as an officer, employee or Director of the Company or any Subsidiary, (ii) action by an optionee involving willful misfeasance or gross negligence, (iii) the requirement or direction of a federal or state regulatory agency having jurisdiction over the Company or any Subsidiary to terminate the employment of the employee or the services of the Director, (iv) conviction of an optionee of the commission of any criminal offense involving dishonesty or breach of trust, or (v) with respect to an employee, any intentional breach by the employee of a material term, condition or covenant of any agreement of employment, termination or severance or any other agreement between the optionee and the Company or any Subsidiary.

         (c) Permanent and Total Disability or Death. If an optionee's employment or services as a Director terminates due to Permanent and Total Disability or death, his option will terminate one year after his termination due to his Permanent and Total Disability or death (but in no event later than the date the option expires pursuant to its terms); provided, however, if an optionee's employment terminates due to death then any ISOs held by the optionee will convert to NSOs for the remainder of the year following his termination of employment due to death. During such period, subject to the limitations of the option grant, the optionee, his guardian, attorney-in-fact or personal representative, as the case may be, may exercise the option in full. As used herein, "Permanent and Total Disability" has the meaning ascribed to such term by Section 22(e)(3) of the Code.

         11. Payment for Stock. Full payment for shares purchased must be made at the time of exercising the option in whole or in part. Such payment may be made (a) in cash or (b), at the discretion of the Committee, by delivering whole shares of common stock of the Company ("Delivered Stock") (by either actual delivery or attestation) or a combination of cash and Delivered Stock. Delivered Stock will be valued by the Committee at its Fair Market Value determined as of the date of the exercise of the option in accordance with the provisions of paragraph 5. No shares may be issued until full payment for them has been made, and an optionee will have none of the rights of a shareholder with respect to such shares until such shares are issued to him. Upon payment of the full purchase price, the Company will issue a certificate or certificates to the optionee evidencing ownership of the shares purchased pursuant to the exercise of the option which contain(s) such terms, conditions and provisions as may be required and as are consistent with the terms, conditions and provisions of the Plan and the stock option agreement between the optionee and the Company.

         12. Income and Employment Tax Withholding.

         (a) Payment by Optionee. The optionee, other than a non-employee Director, is solely responsible for paying to the Company all required federal, state, city and local taxes applicable to his (i) exercise of an NSO under the Plan and (ii) disposition of shares acquired pursuant to the exercise of an ISO in a disqualifying disposition of the shares under Code Section 422(a)(1).

         (b) NSO Tax Withholding. Notwithstanding the provisions of subparagraph
(a), with respect to stock to be issued pursuant to the exercise of an NSO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee, other than a non-employee Director, to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of the NSO by having the Company retain shares of stock which would otherwise be issued in connection with the exercise of the NSO or accept delivery from the optionee of shares of Company stock which have a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that retention or delivery.

         (c) ISO Disqualifying Disposition Tax Withholding. Notwithstanding the provisions of subparagraph (a), with respect to shares of stock to be issued pursuant to the exercise of any ISO, the Committee, in its discretion and subject to such rules as it may adopt, may permit the optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the disqualifying disposition of the shares under Code Section 422(a)(1) by having the Company accept delivery from the optionee of shares of stock having a Fair Market Value, determined as of the date of the delivery of such shares, equal to the amount of the withholding tax to be satisfied by that delivery.

         13. Nontransferability.

         (a) No option is transferable, except by the optionee's will or the laws of descent and distribution. During the optionee's lifetime, his options are exercisable (to the extent exercisable) only by him. The options and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated by the optionee in any way, whether by operation of law or otherwise and may not be subject to execution, attachment or similar process.

         (b) Notwithstanding the provisions of subparagraph (a), an optionee may transfer NSOs to (i) Immediate Family Members (as defined in paragraph 21); (ii) a trust or trusts for the exclusive benefit of Immediate Family Members; or
(iii) a partnership or limited liability company in which the optionee and/or the Immediate Family Members are the only equity owners (collectively, "Eligible Transferees"). An NSO that is transferred to an Immediate Family Member is not transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member's will or by the laws of descent and distribution upon the death of such Immediate Family Member.

         (c) In the event that a optionee transfers NSOs to an Eligible Transferee under this paragraph 13, the NSOs transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee's executor or administrator only in the same manner, to the same extent and under the same circumstances (including, without limitation, the time period within which the NSOs must be exercised) as the optionee or, in the event of the optionee's death, the executor or administrator of the optionee's estate, could have exercised such NSOs. The optionee, or in the event of the optionee's death, the optionee's estate, is liable for all federal, state, city and local taxes applicable upon the exercise of an NSO by an Eligible Transferee.

         14. Changes in Stock.

         (a) In the event of any change in the common stock of the Company through stock dividends, split-ups, recapitalizations, reclassifications, conversions, or otherwise, or in the event that other stock is converted into or substituted for the present common stock of the Company as the result of any stock conversion, merger, consolidation, reorganization or similar transaction which results in a Change in Control of the Company, then the Committee may make appropriate adjustment or substitution in the aggregate number, price, and kind of shares available under the Plan and in the number, price and kind of shares covered under any options granted or to be granted under the Plan. The Committee's determination in this respect will be final and conclusive. Provided, however, that the Company will not, and will not permit its Subsidiaries to, recommend, facilitate or agree or consent to a transaction or series of transactions which would result in a Change of Control of the Company unless and until the person or persons or entity or entities acquiring or succeeding to the assets or capital stock of the Company or any of its Subsidiaries as a result of such transaction or transactions agrees to be bound by the terms of the Plan so far as it pertains to options theretofore granted but unexercised and agrees to assume and perform the obligations of the Company hereunder. Notwithstanding the foregoing provisions of this paragraph 14(a), no adjustment will be made which would operate to reduce the option price of any ISO below the Fair Market Value of the stock (determined at the time the option was granted) which is subject to an ISO.

         (b) In the event of a Change in Control of the Company pursuant to which another person or entity acquires control of the Company (such other person or entity being the "Successor"), the kind of shares of common stock which are subject to the Plan and to each outstanding option will, automatically by virtue of such Change in Control of the Company, be converted into and replaced by shares of common stock, or such other class of securities having rights and preferences no less favorable than common stock of the Successor, and the number of shares subject to the option and the purchase price per share upon exercise of the option will be correspondingly adjusted, so that, by virtue of such Change in Control of the Company, each optionee has the right to purchase
(i) that number of shares of common stock of the Successor which have a Fair Market Value equal, as of the date of such Change in Control of the Company, to the Fair Market Value, as of the date of such Change in Control, of the shares of common stock of the Company theretofore subject to his option, and (ii) for a purchase price per share which, when multiplied by the number of shares of common stock of the Successor subject to the option, equals the aggregate exercise price at which the optionee could have acquired all of the shares of common stock of the Company theretofore optioned to the optionee.

         15. Use of Proceeds. The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

         16. Investment Representations. Unless the shares subject to an option are registered under the Securities Act of 1933, as amended, each optionee, in the stock option agreement between the Company and the optionee, must agree for himself and his legal representatives that any and all shares of common stock purchased upon the exercise of the option are acquired for investment and not with a view to, or for sale in connection with, any distribution thereof. Any share issued pursuant to an exercise of an option subject to this investment representation will bear a legend evidencing such restriction.

         17. Amendment and Discontinuance. The Board may, at any time, without the approval of the stockholders of the Company, (except as otherwise required by applicable law, rule or regulations, including without limitation any shareholder approval of the safe harbor rule promulgated under the Securities Exchange Act of 1934) alter, amend, modify, suspend, or discontinue the Plan, but may not, without the consent of the holder of an option, make any alteration which would adversely affect an option previously granted under the Plan or, without the approval of the stockholders of the Company, make any alteration which would (a) increase the aggregate number of shares subject to options under the Plan, except as provided in paragraphs 10(c) and 14; (b) decrease the minimum option price, except as provided in paragraph 14; (c) withdraw administration of the Plan from the Committee or the Board; (d) extend the term of the plan or the maximum period during which any option may be exercised; (e) change the manner of determining the option price;
(f) change the class of individuals eligible for options under the Plan; or (g), without the consent of the holder of the option, alter or impair any option previously granted under the Plan.

         18. Liability. No member of the Board, the Committee or officers or employees of the Company or its Subsidiaries will be personally liable for any action, omission or determination made in good faith in connection with the Plan.

         19. Effective Date and Duration. This Plan will become effective upon its approval by a majority of the shares of common stock of the Company. Options may be granted under the Plan for a period of ten years commencing ______________, 2004 the date on which the Board approved the Plan; provided, however, that no option may be exercised until the Plan has been approved by the shareholders of the Company. On __________________, 2014, the Plan will expire except as to outstanding options, which options and rights will remain in effect until they have been exercised or terminated or have expired. ISOs must be granted within ten years of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier.

         20. Controlling Laws. Except to the extent superseded by the laws of the United States, the laws of the State of Indiana, without regard to the choice of law principles thereof, will be controlling in all matters relating to the Plan.

         21. Miscellaneous.

         (a) The term "Board" used herein means the Board of Directors of the Company, unless the context clearly requires otherwise, and to the extent that any powers and discretion vested in the Board of Directors are delegated to any Committee of the Board of Directors, the term "Board" also means such Committee.

         (b) The term "Subsidiary" or "Subsidiaries" used herein means any banking institution or other corporation more than fifty percent of whose total combined voting stock of all classes is held by the Company or by another corporation qualifying as a Subsidiary within this definition.

         (c) The term "Change in Control of the Company" used herein means (i) any merger, consolidation or similar transaction which involves the Company or any Subsidiary and in which persons who are the shareholders of the Company immediately prior to such transaction own, immediately after such transaction, shares of the surviving or combined entity which possess voting rights equal to or less than fifty percent of the voting rights of all shareholders of such entity, determined on a fully diluted basis; (ii) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of the Company or any Subsidiary; (iii) any tender, exchange, sale or other disposition (other than dispositions of the stock of the Company or any Subsidiary in connection with bankruptcy, insolvency, foreclosure, receivership or other similar transactions) or purchases (other than purchases by the Company or any Company-sponsored employee benefit plan, or purchases by members of the Board of the Company or any Subsidiary) of more than twenty-five percent of the common stock of the Company or any

Subsidiary; (iv) during any period of two consecutive years during the term of the Plan specified in paragraph 19, individuals who at the date of the adoption of the Plan constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each Director at the beginning of such period has been approved by Directors representing at least a majority of the Directors then in office who were Directors on the date of the adoption of the Plan; or (v) a majority of the Board or a majority of the shareholders of the Company approve, adopt, agree to recommend, or accept any agreement, contract, offer or other arrangement providing for, or any series of transactions resulting in, any of the transactions described above. Notwithstanding the foregoing, a Change in Control of the Company will not occur as a result of the issuance of stock by the Company in connection with any private placement offering of its stock or any public offering of its stock.

         (d) The term "Immediate Family Member" or "Immediate Family Members" means the spouse, the child or grandchild of an optionee.

                           BLUE RIVER BANCSHARES, INC.


DATED:                                      By:
      ------------------------------           ---------------------------------
                                               Lawrence T. Toombs, President
ATTEST:

------------------------------------
D. Warren Robison, Secretary

                                                                      APPENDIX B

                           BLUE RIVER BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER

A.       NAME

         There shall be a committee of the Board of Directors of Blue River Bancshares, Inc. (the "Corporation") to be known as the Audit Committee.

B.       PURPOSE

         The Audit Committee, established by resolution of the Board of Directors, shall be directly responsible for the appointment, compensation and oversight over the work of the Corporation's public accountants.

         The Audit Committee shall monitor (1) the integrity of the financial statements of the Corporation; (2) the Corporation's compliance with legal and regulatory requirements; (3) the public accountants' qualifications and independence; and (4) the performance of the Corporation's internal audit function and public accountants.

         The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

C.       COMPOSITION AND MEETINGS

         The Audit Committee shall be comprised of at least three members. Each member of the Audit Committee shall satisfy the independence, experience and financial expertise requirements of the Nasdaq Stock Market and Section 10A of the Securities Exchange Act of 1934, as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder. In that regard, all members of the Audit Committee shall be able to read and understand financial statements at the time of their appointment and at least one member of the Audit Committee shall be an "audit committee financial expert" as defined by applicable legislation, regulation and rules. In selecting the audit committee financial expert, the Board shall consider whether a person has:

         (1) an understanding of financial statements and generally accepted accounting principles;

         (2) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

         (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation's financial statements, or experience actively supervising one or more persons engaged in such activities;

         (4) an understanding of internal controls and procedures for financial reporting; and

         (5)      an understanding of audit committee functions.

         The Board shall appoint the members of the Audit Committee annually. The members of the Audit Committee shall serve until their successors are appointed and qualify, and shall designate the Chairman of the Audit Committee. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above. Except as expressly provided in this Charter or the by-laws of the Corporation, or as otherwise provided by law or the rules of the Nasdaq Stock Market, the Audit Committee shall fix its own rules of procedure; provided, however, that a majority of the members of the Audit Committee shall be required to constitute a quorum. Further, the Audit Committee shall meet at least four times annually with authority to convene additional meetings as circumstances require.

D.       COMMITTEE AUTHORITY AND RESPONSIBILITIES

         In performing its functions, the Audit Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Audit Committee. The following functions are some of the common recurring activities of the Audit Committee in carrying out its oversight responsibility.

CORPORATE GOVERNANCE AND INTERNAL CONTROL

         - The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Audit Committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

         - The Audit Committee shall meet periodically with management, the internal auditors and the registered public accountants in separate executive sessions in furtherance of its purposes.

         - The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or public accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

         -        The Audit Committee shall make regular reports to the Board.

         - The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         - The Audit Committee shall annually review the Audit Committee's own performance.

         - Recommend to the Board policies for the Corporation's hiring of employees or former employees of the public accountants who were engaged on the Corporation's account (recognizing that the Sarbanes-Oxley Act of 2002 does not permit the CEO, controller, CFO or chief accounting officer to have participated in the Corporation's audit as an employee of the public accountants during the preceding one-year period.

         - Establish procedures for (a) receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and (b) the confidential and anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

         - Review with the Corporation's public accountants, the Corporation's financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the Corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable or necessary.

         - Review the internal audit function of the Corporation, including the independence, competence, staffing adequacy and authority of the internal auditor, the reporting relationships among the internal auditor, financial management and the Audit Committee, the internal audit reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the registered public accountants.


         - Discuss with management and the public accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation's financial statements or accounting policies.


         - Review and approve the appointment, reassignment or dismissal of the director of internal audit.

         - Review and approve the internal audit charter that explains the framework for providing services to management and to the audit committee, including the purpose, responsibility, authority and reporting relationships of the internal audit function.

FINANCIAL REPORTING

         - The Audit Committee shall have the sole authority to appoint or replace the public accountants (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all non-audit engagements with the public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee. In its capacity as a committee of the Board, the Audit Committee shall be directly responsible for the oversight of the work of the public accounting firm (including resolution of disagreements between management and the public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the public accounting firm shall report directly to the Audit Committee.

         - Review and discuss with management and the public accountants the Corporation's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-KSB.

         - Review and discuss with management and the public accountants the Corporation's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations," or similar disclosures, and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, prior to the filing of its Form 10-QSB, including the results of the registered public accountants' reviews of the quarterly financial statements to the extent applicable.

         - Review and discuss with management and the public accountants, as applicable, (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the public accountants and the Corporation's response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the public accountants' activities or on access to requested information and management's response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation; and (f) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

         - Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

         - Obtain and review a report from the public accountants at least annually regarding (a) the registered public accountants' internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the public accountants and the Corporation. Evaluate the qualifications, performance and independence of the public accountants, including a review and evaluation of the lead partner of the registered public accountant and taking into account the opinions of management and the Corporation's internal auditors.

         - Ensure that the lead audit partner of the public accountants and the audit partner responsible for reviewing the audit are rotated at least every five years as required by the Sarbanes-Oxley Act of 2002, and further consider rotation of the public accountant firm itself.

         - Discuss with the public accountants any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement.

         - Discuss with management and the public accountants any accounting adjustments that were noted or proposed by the registered public accountants but were passed (as immaterial or otherwise).

         - Discuss with the public accountants the internal audit department and its audit plan, responsibilities, budget and staffing.

         - Review disclosures made by the Corporation's principal executive officer or officers and principal financial officer or officers regarding compliance with their certification obligations as required under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Corporation's disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

         - Review any reports of the registered public accountants mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the registered public accountants any information with respect to illegal acts in accordance with Section 10A.

         - Ensure that the Corporation maintains an internal audit function.

         - Ensure that a going concern qualification in an audit opinion be disclosed to the public through the issuance in a press release no later than seven calendar days following the filing of such opinion in an SEC filing. Prior to such public announcement, the Audit Committee shall ensure that the text of such announcement be provided to the StockWatch section of Nasdaq's MarketWatch Department.

         -        Review and approve all related-party transactions.

         - Discuss with management any second opinions sought from an accounting firm other than the Corporation's public accountants, including the substance and reasons for seeking any such opinion.

         - Discuss with the Corporation's general counsel legal or regulatory matters that may have a material impact on the Corporation's financial statements or its compliance and reporting policies.

         - Review at least annually the exceptions noted in the reports to the Audit Committee by the internal auditors and the public accountants, and the progress made in responding to exceptions.

D.       LIMITATIONS OF AUDIT COMMITTEE'S ROLES

         While the Audit Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Audit Committee to prepare financial statements, plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the registered public accountants.

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                                                                      APPENDIX C

                           BLUE RIVER BANCSHARES, INC.
                       NOMINATING AND CORPORATE GOVERNANCE
                               COMMITTEE CHARTER

                               STATEMENT OF POLICY

         The Nominating and Corporate Governance Committee shall provide assistance to the board of directors in fulfilling the board of directors' responsibilities for director nominations and appointments, establishing compensation for members of the board of directors, and corporate governance.

                                  ORGANIZATION

         The Nominating and Corporate Governance Committee shall consist of at least three members appointed by the board of directors and may be removed by the board of directors. The Nominating and Corporate Governance Committee shall meet on the call of its chairman. The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any consulting or search firm to be used to identify director candidates, including the sole authority to approve the firm's fees and other retention terms. The notice and quorum requirements applicable to the board of directors shall apply to the Nominating and Corporate Governance Committee.

                                 QUALIFICATIONS

         The Nominating and Corporate Governance Committee shall be composed entirely of independent directors, determined by the board of directors under the applicable requirements of the Nasdaq Stock Market.

                       POWERS, DUTIES AND RESPONSIBILITIES

         In discharging its responsibilities to review and recommend director nominations, recommend director compensation and assist with corporate governance as requested by the board of directors, the Nominating and Corporate Governance Committee shall:

         - actively seek individuals qualified to become members of the board of directors;

         - from time to time recommend individuals for appointment as directors by the board of directors;

         - review and recommend to board of directors number of directors to serve on subsidiaries' boards of directors based upon recommendations from

                                      C-1

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                  nominating committees of the subsidiaries;

         - review and recommend to board of directors appointments of directors for subsidiaries based upon recommendations from nominating committees of the subsidiaries;

         - review and recommend to the board of directors the number of directors that shall constitute the whole board of directors;

         - review and recommend to the board of directors nominees for approval by shareholders at an annual meeting of shareholders or special meeting of shareholders;

         -        evaluate and recommend director compensation;

         - consider and advise the board of directors on other matters relating to the affairs or governance of the board of directors as requested by the board of directors;

         - review and approve any disclosure of the actions of the Nominating and Corporate Governance Committee required to be included in any periodic or annual report;

         - annually, review and update this charter for consideration by the board of directors;

         - annually evaluate the performance and function of the Nominating and Board of Directors Governance Committee; and

         - report the matters considered and actions taken by the Nominating and Board of Directors Governance Committee to the board of directors.

                                      C-2

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PROXY                                                                                                                         PROXY

                                                     BLUE RIVER BANCSHARES, INC.
                                                   ANNUAL MEETING OF SHAREHOLDERS
                                                             MAY 13, 2004

                                         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Wendell L. Bernard and Michael J. Vaught, or either of them, as proxies of the undersigned, each with full power of substitution, to represent and to vote, as indicated below, all shares of common stock of Blue River
Bancshares, Inc. ("Blue River") which the undersigned is entitled to vote at the 2004 Annual Meeting of Shareholders of Blue River
and at any and all adjournments or postponements thereof (the "Shareholders Meeting"), upon the following matters.

     This Proxy will be voted as directed, but if not otherwise directed, this Proxy will be voted FOR the amendment to the Articles of Incorporation, the election of the nominees as directors, the ratification of the appointment of Crowe Chizek and Company LLC as independent auditors for the fiscal year 2004 and for approval of the 2004 Stock Option Plan of Blue River Bancshares, Inc. On any
other matters that may properly come before the annual meeting, this Proxy will be voted in accordance with the best judgment of the proxies. This Proxy may be revoked at any time prior to its exercise.

                                                     Please sign on reverse side

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                                                                                                                   Please mark  [X]
                                                                                                                   your votes
                                                                                                                   like this


                                                                                                             WITHHOLD
                                                                                                   FOR       AUTHORITY
1. ELECTION OF DIRECTORS                                                                           [ ]          [ ]
   The election of John Robert Owens and Robert J. Salyers as directors for a term of three years.

2. Amendment to the Articles of Incorporation. The amendment of the Articles of                    FOR        AGAINST        ABSTAIN
   Incorporation to eliminate the Indiana residency requirement for directors.                     [ ]          [ ]            [ ]

3. Ratification of Appointment of Independent Auditors. Ratification of the appointment
   of Crowe Chizek and Company LLC as independent auditors for the fiscal year 2004.               [ ]          [ ]            [ ]

4. Stock Option Plan. Approval of the 2004 Stock Option Plan of Blue River Bancshares, Inc.        [ ]          [ ]            [ ]

5. Other Matters. In their discretion, on such other matters as may properly come before the annual meeting.


INSTRUCTION: To withhold authority to vote for any of the nominees write that nominee's name in the space provided below.


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                                                                                                              COMPANY ID:

                                                                                                             PROXY NUMBER:

                                                                                                            ACCOUNT NUMBER:




Signature                                           Signature                                           Date
         ------------------------------------------           ------------------------------------------     -----------------------

Please sign exactly as your name appears on your stock certificate and on the label placed above. Joint owners should each sign personally. Trustees, guardians, executors and others signing in a representative capacity should indicate the capacity in which they sign.

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